ARROW ELECTRONICS, INC. 9201 E. DRY CREEK ROAD CENTENNIAL, CO 80112 303-824-4000	NEWS

Exhibit 99.1
Arrow Electronics Reports Third-Quarter 2021 Results
-- Record Gross Profit, Operating Income, and Earnings per Share --
-- Third-Quarter Earnings Per Share of $4.00; Non-GAAP Earnings Per Share of $4.04 --
CENTENNIAL, Colo.--(BUSINESS WIRE)-Nov. 4, 2021--Arrow Electronics, Inc. (NYSE:ARW) today reported third-quarter 2021 sales of $8.51 billion, an increase of 18 percent from sales of $7.23 billion in the third quarter of 2020. Third-quarter net income was $290 million, or $4.00 per share on a diluted basis, compared with a net income of $166 million, or $2.13 per share on a diluted basis, in the third quarter of 2020. Non-GAAP net income1 was $293 million, or $4.04 per share on a diluted basis, in the third quarter of 2021, compared with non-GAAP net income of $162 million, or $2.08 per share on a diluted basis, in the third quarter of 2020.
“Arrow’s unwavering commitment to our customers’ success continues to foster expanding opportunities for our own business in the areas of supply chain as a service, designed and engineered value-enhancing solutions, and secure management of mission-critical software workloads,” said Michael J. Long, chairman, president, and chief executive officer. “The value we deliver to customers and suppliers is inexorably linked to the value we capture for all of our stakeholders, which is enabling us to navigate through the near-term supply challenges. We expect component supply to remain well below demand in the coming quarters and through the better part of 2022.”
Global components third-quarter sales of $6.62 billion reflected an increase of 25 percent year over year and non-GAAP sales increased 24 percent year over year. Asia-Pacific components third-quarter sales increased 16 percent year over year and non-GAAP sales in the region increased 15 percent year over year. Americas components third-quarter sales increased 33 percent year over year. Europe components third-quarter sales increased 33 percent year over year and non-GAAP sales in the region increased 32 percent year over year. Global components third-quarter operating income was $385 million, and third-quarter non-GAAP operating income was $392 million.
“While global components sales were limited by product supply, we were able to attach higher value to those sales than ever before as shown by our margin expansion,” Mr. Long said. “Arrow has never worked harder to help alleviate our customers' and suppliers’ biggest problems with respect to getting components to manufacturing and products to market.”
Global enterprise computing solutions third-quarter sales of $1.89 billion reflected a decrease of 2 percent year over year and non-GAAP sales decreased 3 percent year over year. Europe enterprise computing solutions third-quarter sales increased 5 percent year over year and non-GAAP sales in the region increased 3 percent year over year. Americas enterprise computing solutions third-quarter sales decreased 6 percent year over year. Global enterprise computing solutions third-quarter operating income was $77 million, and third-quarter non-GAAP operating income was $79 million.
“Demand for complex IT solutions continues to grow, and we expect to see significant upside in this area when near-term project postponements and incompletions resulting from supply chain challenges are resolved,” said Mr. Long.

“We are taking advantage of the current environment to enhance the returns profile of our business while further solidifying our balance sheet. Our return on invested capital increased year over year for the sixth straight quarter, and our leverage ratios are at the lowest levels in ten years,” said Chris Stansbury, senior vice president and chief financial officer. “Our strong profitability, positive cash flow from operations, and the effective management of our balance sheet enabled us to deliver on our commitment to return cash to shareholders through the repurchase of approximately $250 million of shares for the second consecutive quarter. Our current repurchase authorization stands at approximately $413 million.”

1 A reconciliation of non-GAAP financial measures, including sales, gross profit, operating income, net income attributable to shareholders, and net income per share, to GAAP financial measures is presented in the reconciliation tables included herein.

1

FOURTH-QUARTER 2021 OUTLOOK
•Consolidated sales of $8.55 billion to $9.15 billion, with global components sales of $6.35 billion to $6.65 billion, and global enterprise computing solutions sales of $2.2 billion to $2.5 billion
•Net income per share on a diluted basis of $4.19 to $4.35, and non-GAAP net income per share on a diluted basis1 of $4.37 to $4.53
•Average tax rate of approximately 23.5 percent compared to the long-term range of 23 to 25 percent
•Average diluted shares outstanding of 71 million
•Interest expense of approximately $32 million
•Expecting average USD-to-Euro exchange rate of $1.16 to €1; changes in foreign currencies to decrease sales by approximately $15 million, and earnings per share on a diluted basis by $.01 compared to the fourth quarter of 2020

Fourth-Quarter 2021 Outlook
	Reported GAAP measure	Intangible amortization expense	Restructuring & integration charges	Non-GAAP measure
Net income per diluted share	$4.19 - $4.35	$.09	$.09	$4.37 - $4.53

Please refer to the CFO commentary, which can be found at investor.arrow.com, as a supplement to the company’s earnings release.
Arrow Electronics guides innovation forward for over 180,000 leading technology manufacturers and service providers. With 2020 sales of $29 billion, Arrow develops technology solutions that improve business and daily life. Learn more at fiveyearsout.com.
Information Relating to Forward-Looking Statements
This press release includes “forward-looking” statements, as the term is defined under the federal securities laws, including but not limited to statements regarding: Arrow’s future financial performance, including its outlook on financial results for the fourth quarter of fiscal 2021, such as sales, net income per diluted share, non-GAAP net income per diluted share, average tax rate, average diluted shares outstanding, interest expense, average USD-to-Euro exchange rate, impact to sales due to changes in foreign currencies, intangible amortization expense per diluted share, restructuring and integration charges per diluted share, and expectation regarding market demand. These forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which could cause actual results or facts to differ materially from such statements for a variety of reasons, including, but not limited to: potential adverse effects of the ongoing global COVID-19 pandemic, including actions taken to contain or treat COVID-19, industry conditions, changes in product supply, pricing and customer demand, competition, other vagaries in the global components and global enterprise computing solutions markets, changes in relationships with key suppliers, increased profit margin pressure, foreign currency fluctuation, changes in legal and regulatory matters, non-compliance with certain regulations, such as export, anti-trust, and anti-corruption laws, foreign tax and other loss contingencies, and the company's ability to generate cash flow. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company's periodic reports on Form 10-K and Form 10-Q and subsequent filings made with the Securities and Exchange Commission. Shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The company undertakes no obligation to update publicly or revise any of the forward-looking statements.
Certain Non-GAAP Financial Information
In addition to disclosing financial results that are determined in accordance with accounting principles generally accepted in the United States (“GAAP”), the company also provides certain non-GAAP financial information relating to sales, gross profit, operating income, income before income taxes, provision for income taxes, net income, and net income per basic and diluted share.
The company provides non-GAAP sales, gross profit, operating income, income before income taxes, provision for income taxes, net income, and net income per share on a diluted basis, which are non-GAAP measures adjusted for the impact of changes in foreign currencies (referred to as "changes in foreign currencies") by re-translating prior period results at current period foreign exchange rates, the impact of notes receivable reserves and recoveries related to the AFS business (referred to as “AFS notes receivable reserves and recoveries”), identifiable intangible asset amortization, restructuring, integration, and other charges, impairments of long-lived assets, the impact of wind down, gains and losses on investments, the impact of tax legislation changes, and pension settlement gains and losses.
The company believes that such non-GAAP financial information is useful to investors to assist in assessing and understanding the company’s operating performance and underlying trends in the company’s business because management considers these items referred to above to be

2

outside the company’s core operating results. This non-GAAP financial information is among the primary indicators management uses as a basis for evaluating the company’s financial and operating performance. In addition, the company’s Board of Directors may use this non-GAAP financial information in evaluating management performance and setting management compensation.
The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for, or alternative to, sales, operating income, net income and net income per basic and diluted share determined in accordance with GAAP. Analysis of results and outlook on a non-GAAP basis should be used as a complement to, and in conjunction with, data presented in accordance with GAAP.
A reconciliation of the company’s non-GAAP financial information to GAAP is set forth in the tables below.

3

ARROW ELECTRONICS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands except per share data)
(Unaudited)

	Quarter Ended		Nine Months Ended
	October 2, 2021	September 26, 2020	October 2, 2021	September 26, 2020

Sales	$8,512,391	$7,231,260	$25,460,941	$20,219,171
Cost of sales	7,436,619	6,442,670	22,454,954	17,951,727
Gross profit	1,075,772	788,590	3,005,987	2,267,444
Operating expenses:
Selling, general, and administrative expenses	625,883	504,211	1,802,534	1,539,520
Depreciation and amortization	48,054	46,732	146,924	140,654
Impairments	—	2,305	4,482	7,223
Restructuring, integration, and other charges (credits)	(3,030)	(2,840)	7,157	6,948
	670,907	550,408	1,961,097	1,694,345
Operating income	404,865	238,182	1,044,890	573,099
Equity in earnings of affiliated companies	1,151	61	2,185	308
Gain (loss) on investments, net	1,386	2,726	10,905	(3,183)
Employee benefit plan (expense) credit, net	(1,256)	595	(3,924)	(1,687)
Interest and other financing expense, net	(32,667)	(30,461)	(97,008)	(105,596)
Income before income taxes	373,479	211,103	957,048	462,941
Provision for income taxes	82,929	44,707	218,068	113,453
Consolidated net income	290,550	166,396	738,980	349,488
Noncontrolling interests	523	336	1,991	1,121
Net income attributable to shareholders	$290,027	$166,060	$736,989	$348,367

Net income per share:
Basic	$4.05	$2.15	$10.04	$4.42
Diluted	$4.00	$2.13	$9.92	$4.39

Weighted-average shares outstanding:
Basic	71,671	77,390	73,426	78,807
Diluted	72,571	78,086	74,313	79,404

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ARROW ELECTRONICS, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands except par value)
(Unaudited)

	October 2, 2021	December 31, 2020

ASSETS
Current assets:
Cash and cash equivalents	$215,932	$373,615
Accounts receivable, net	9,329,427	9,205,343
Inventories	3,834,988	3,287,308
Other current assets	345,317	286,633
Total current assets	13,725,664	13,152,899
Property, plant, and equipment, at cost:
Land	5,691	7,940
Buildings and improvements	188,205	207,614
Machinery and equipment	1,537,671	1,553,371
	1,731,567	1,768,925
Less: Accumulated depreciation and amortization	(1,026,172)	(969,320)
Property, plant, and equipment, net	705,395	799,605
Investments in affiliated companies	69,022	76,358
Intangible assets, net	204,458	233,819
Goodwill	2,090,248	2,115,469
Other assets	635,673	675,761
Total assets	$17,430,460	$17,053,911
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$8,005,207	$7,937,889
Accrued expenses	1,142,753	1,034,361
Short-term borrowings, including current portion of long-term debt	353,915	158,633
Total current liabilities	9,501,875	9,130,883
Long-term debt	2,039,761	2,097,940
Other liabilities	651,196	676,136

Equity:
Shareholders’ equity:
Common stock, par value $1:
Authorized - 160,000 shares in both 2021 and 2020
Issued - 125,424 shares in both 2021 and 2020	125,424	125,424
Capital in excess of par value	1,183,009	1,165,850
Treasury stock (55,370 and 50,581 shares in 2021 and 2020, respectively), at cost	(3,380,984)	(2,776,821)
Retained earnings	7,416,740	6,679,751
Accumulated other comprehensive loss	(165,711)	(104,885)
Total shareholders’ equity	5,178,478	5,089,319
Noncontrolling interests	59,150	59,633
Total equity	5,237,628	5,148,952
Total liabilities and equity	$17,430,460	$17,053,911

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ARROW ELECTRONICS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Quarter Ended
	October 2, 2021	September 26, 2020
Cash flows from operating activities:
Consolidated net income	$290,550	$166,396
Adjustments to reconcile consolidated net income to net cash provided by operations:
Depreciation and amortization	48,054	46,732
Amortization of stock-based compensation	7,639	6,285
Equity in earnings of affiliated companies	(1,151)	(61)
Deferred income taxes	(2,715)	(7,369)
Impairments	—	2,305
Gain on investments, net	(1,301)	(2,727)
Other	1,539	3,995
Change in assets and liabilities, net of effects of acquired and disposed businesses:
Accounts receivable, net	(545,314)	87,402
Inventories	(211,554)	207,646
Accounts payable	413,992	(176,973)
Accrued expenses	91,481	(41,889)
Other assets and liabilities	23,026	(17,015)
Net cash provided by operating activities	114,246	274,727
Cash flows from investing activities:
Acquisition of property, plant, and equipment	(21,176)	(30,013)
Other	373	(9,116)
Net cash used for investing activities	(20,803)	(39,129)
Cash flows from financing activities:
Change in short-term and other borrowings	(1,155)	(78,966)
Proceeds from long-term bank borrowings, net	154,994	328
Proceeds from exercise of stock options	3,621	2,233
Repurchases of common stock	(250,221)	(153,011)
Net cash used for financing activities	(92,761)	(229,416)
Effect of exchange rate changes on cash	(28,820)	15,009
Net increase (decrease) in cash and cash equivalents	(28,138)	21,191
Cash and cash equivalents at beginning of period	244,070	205,828
Cash and cash equivalents at end of period	$215,932	$227,019

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ARROW ELECTRONICS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended
	October 2, 2021	September 26, 2020
Cash flows from operating activities:
Consolidated net income	$738,980	$349,488
Adjustments to reconcile consolidated net income to net cash provided by operations:
Depreciation and amortization	146,924	140,654
Amortization of stock-based compensation	29,606	28,602
Equity in earnings of affiliated companies	(2,185)	(308)
Deferred income taxes	9,354	38,976
Impairments	4,482	7,223
Loss (gain) on investments, net	(10,820)	3,198
Other	3,190	4,043
Change in assets and liabilities, net of effects of acquired and disposed businesses:
Accounts receivable, net	(262,272)	533,570
Inventories	(581,766)	260,573
Accounts payable	136,329	(228,000)
Accrued expenses	174,583	29,154
Other assets and liabilities	4,685	(7,336)
Net cash provided by operating activities	391,090	1,159,837
Cash flows from investing activities:
Acquisition of property, plant, and equipment	(62,285)	(89,555)
Proceeds from sale of property, plant, and equipment	22,171	—
Other	373	(14,582)
Net cash used for investing activities	(39,741)	(104,137)
Cash flows from financing activities:
Change in short-term and other borrowings	(15,986)	(86,155)
Proceeds from (repayments of) long-term bank borrowings, net	289,235	(411,362)
Redemption of notes	(130,860)	(209,366)
Proceeds from exercise of stock options	44,938	5,963
Repurchases of common stock	(661,548)	(384,750)
Settlement of forward-starting interest rate swap	—	(48,378)
Other	(159)	(141)
Net cash used for financing activities	(474,380)	(1,134,189)
Effect of exchange rate changes on cash	(34,652)	5,405
Net decrease in cash and cash equivalents	(157,683)	(73,084)
Cash and cash equivalents at beginning of period	373,615	300,103
Cash and cash equivalents at end of period	$215,932	$227,019

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ARROW ELECTRONICS, INC.
NON-GAAP SALES RECONCILIATION
(In thousands)
(Unaudited)
	Quarter Ended
	October 2, 2021	September 26, 2020	% Change

Consolidated sales, as reported	$8,512,391	$7,231,260	17.7%
Impact of changes in foreign currencies	—	54,931
Non-GAAP consolidated sales	$8,512,391	$7,286,191	16.8%

Global components sales, as reported	$6,623,926	$5,307,737	24.8%
Impact of changes in foreign currencies	—	34,663
Non-GAAP global components sales	$6,623,926	$5,342,400	24.0%

Americas components sales, as reported	$2,018,551	$1,515,962	33.2%
Impact of changes in foreign currencies	—	78
Non-GAAP Americas components sales	$2,018,551	$1,516,040	33.1%

Asia components sales, as reported	$3,009,390	$2,595,103	16.0%
Impact of changes in foreign currencies	—	18,496
Non-GAAP Asia components sales	$3,009,390	$2,613,599	15.1%

Europe components sales, as reported	$1,595,985	$1,196,672	33.4%
Impact of changes in foreign currencies	—	16,089
Non-GAAP Europe components sales	$1,595,985	$1,212,761	31.6%

Global ECS sales, as reported	$1,888,465	$1,923,523	(1.8)%
Impact of changes in foreign currencies	—	20,268
Non-GAAP global ECS sales	$1,888,465	$1,943,791	(2.8)%

Americas ECS sales, as reported	$1,203,663	$1,273,791	(5.5)%
Impact of changes in foreign currencies	—	5,769
Non-GAAP Americas ECS sales	$1,203,663	$1,279,560	(5.9)%

Europe ECS sales, as reported	$684,802	$649,732	5.4%
Impact of changes in foreign currencies	—	14,499
Non-GAAP Europe ECS sales	$684,802	$664,231	3.1%

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ARROW ELECTRONICS, INC.
NON-GAAP SALES RECONCILIATION
(In thousands)
(Unaudited)
	Nine Months Ended
	October 2, 2021	September 26, 2020	% Change

Consolidated sales, as reported	$25,460,941	$20,219,171	25.9%
Impact of changes in foreign currencies	—	476,218
Non-GAAP Consolidated sales	$25,460,941	$20,695,389	23.0%

Global components sales, as reported	$19,677,940	$14,579,593	35.0%
Impact of changes in foreign currencies	—	298,100
Non-GAAP Global components sales	$19,677,940	$14,877,693	32.3%

Americas components sales, as reported	$5,690,480	$4,557,661	24.9%
Impact of changes in foreign currencies	—	425
Non-GAAP Americas components sales	$5,690,480	$4,558,086	24.8%

Asia components sales, as reported	$9,332,211	$6,396,853	45.9%
Impact of changes in foreign currencies	—	60,105
Non-GAAP Asia components sales	$9,332,211	$6,456,958	44.5%

Europe components sales, as reported	$4,655,249	$3,625,079	28.4%
Impact of changes in foreign currencies	—	237,570
Non-GAAP Europe components sales	$4,655,249	$3,862,649	20.5%

Global ECS sales, as reported	$5,783,001	$5,639,578	2.5%
Impact of changes in foreign currencies	—	178,118
Non-GAAP Global ECS sales	$5,783,001	$5,817,696	(0.6)%

Americas ECS sales, as reported	$3,522,356	$3,625,735	(2.9)%
Impact of changes in foreign currencies	—	37,655
Non-GAAP Americas ECS sales	$3,522,356	$3,663,390	(3.8)%

Europe ECS sales, as reported	$2,260,645	$2,013,843	12.3%
Impact of changes in foreign currencies	—	140,463
Non-GAAP Europe ECS sales	$2,260,645	$2,154,306	4.9%

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ARROW ELECTRONICS, INC.
NON-GAAP EARNINGS RECONCILIATION
(In thousands except per share data)
(Unaudited)

Three months ended October 2, 2021
	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	AFS Reserves & Recoveries	Impairments	Impact of Wind Down	Other(1)	Non-GAAP measure
Sales	$8,512,391	$—	$—	$—	$—	$—	$—	$8,512,391
Gross Profit	1,075,772	—	—	—	—	—	—	1,075,772
Operating income	404,865	9,202	(3,030)	—	—	—	—	411,037
Income before income taxes	373,479	9,202	(3,030)	—	—	—	(1,386)	378,265
Provision for income taxes	82,929	2,353	(689)	—	—	—	(334)	84,259
Consolidated net income	290,550	6,849	(2,341)	—	—	—	(1,052)	294,006
Noncontrolling interests	523	147	—	—	—	—	—	670
Net income attributable to shareholders	$290,027	$6,702	$(2,341)	$—	$—	$—	$(1,052)	$293,336
Net income per diluted share (3)	$4.00	$0.09	$(0.03)	$—	$—	$—	$(0.01)	$4.04
Effective tax rate (4)	22.2%							22.3%

Three months ended September 26, 2020
	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	AFS Reserves & Recoveries	Impairments	Impact of Wind Down	Other(3)	Non-GAAP measure
Sales	$7,231,260	$—	$—	$—	$—	$—	$—	$7,231,260
Gross Profit	788,590	—	—	—	—	(475)	—	788,115
Operating income	238,182	9,352	(2,840)	(233)	2,305	(2,487)	—	244,279
Income before income taxes	211,103	9,352	(2,840)	(233)	2,305	(2,478)	(4,495)	212,714
Provision for income taxes	44,707	2,396	(665)	(56)	556	(583)	3,797	50,152
Consolidated net income	166,396	6,956	(2,175)	(177)	1,749	(1,895)	(8,292)	162,562
Noncontrolling interests	336	146	—	—	—	—	—	482
Net income attributable to shareholders	$166,060	$6,810	$(2,175)	$(177)	$1,749	$(1,895)	$(8,292)	$162,080
Net income per diluted share (4)	$2.13	$0.09	$(0.03)	$—	$0.02	$(0.02)	$(0.11)	$2.08
Effective tax rate (5)	21.2%							23.6%

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ARROW ELECTRONICS, INC.
NON-GAAP EARNINGS RECONCILIATION
(In thousands except per share data)
(Unaudited)

Nine months ended October 2, 2021
	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	AFS Reserves & Recoveries	Impairments	Impact of Wind Down	Other(2)	Non-GAAP measure
Sales	$25,460,941	$—	$—	$—	$—	$—	$—	$25,460,941
Gross Profit	3,005,987	—	—	—	—	—	—	3,005,987
Operating income	1,044,890	27,844	7,157	—	4,482	—	—	1,084,373
Income before income taxes	957,048	27,844	7,157	—	4,482	—	(10,724)	985,807
Provision for income taxes	218,068	7,120	1,487	—	1,078	—	(2,581)	225,172
Consolidated net income	738,980	20,724	5,670	—	3,404	—	(8,143)	760,635
Noncontrolling interests	1,991	447	—	—	—	—	—	2,438
Net income attributable to shareholders	$736,989	$20,277	$5,670	$—	$3,404	$—	$(8,143)	$758,197
Net income per diluted share (4)	$9.92	$0.27	$0.08	$—	$0.05	$—	$(0.11)	$10.20
Effective tax rate (5)	22.8%							22.8%

Nine months ended September 26, 2020
	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	AFS Reserves & Recoveries	Impairments	Impact of Wind Down	Other(3)	Non-GAAP measure
Sales	$20,219,171	$—	$—	$—	$—	$—	$—	$20,219,171
Gross Profit	2,267,444	—	—	—	—	(11,171)	—	2,256,273
Operating income	573,099	29,041	6,948	(956)	7,223	(14,311)	—	601,044
Income before income taxes	462,941	29,041	6,948	(956)	7,223	(14,292)	1,414	492,319
Provision for income taxes	113,453	7,461	2,219	(231)	2,356	(3,245)	1,608	123,621
Consolidated net income	349,488	21,580	4,729	(725)	4,867	(11,047)	(194)	368,698
Noncontrolling interests	1,121	420	—	—	—	—	—	1,541
Net income attributable to shareholders	$348,367	$21,160	$4,729	$(725)	$4,867	$(11,047)	$(194)	$367,157
Net income per diluted share (4)	$4.39	$0.27	$0.06	$(0.01)	$0.06	$(0.14)	$—	$4.62
Effective tax rate (5)	24.5%							25.1%

(1) Other includes gain on investments, net.
(2) Other includes gain on investments, net and pension settlement loss.
(3) Other includes (gain) loss on investments, net, non-recurring tax items, and pension settlement gain.
(4) In all periods presented the sum of the components for diluted EPS, as adjusted may not agree to totals, as presented, due to rounding.
(5) The items as shown in this table, represent the reconciling items for the tax rate as reported by GAAP measure and as a non-GAAP measure.

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ARROW ELECTRONICS, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

	Quarter Ended		Nine Months Ended
	October 2, 2021	September 26, 2020	October 2, 2021	September 26, 2020
Sales:
Global components	$6,623,926	$5,307,737	$19,677,940	$14,579,593
Global ECS	1,888,465	1,923,523	5,783,001	5,639,578
Consolidated	$8,512,391	$7,231,260	$25,460,941	$20,219,171
Operating income (loss):
Global components (a)	$385,353	$203,603	$1,001,772	$550,206
Global ECS (b)	76,793	82,529	235,251	197,883
Corporate (c)	(57,281)	(47,950)	(192,133)	(174,990)
Consolidated	$404,865	$238,182	$1,044,890	$573,099

(a)Global components operating income includes $12.5 million and $2.4 million related to proceeds from legal settlements for the first nine months of 2021 and 2020, respectively, and $4.5 million in impairment charges related to various long lived assets for the first nine months of 2021.
(b)Global ECS operating income for the first nine months of 2020 includes $4.9 million in impairment charges related to various long-lived assets, and reserves and other adjustments of approximately $29.9 million primarily related to foreign tax and other loss contingencies. These reserves are principally associated with transactional taxes on activity from several prior years, not significant to any one year.
(c)Corporate operating income includes restructuring, integration, and other charges (credits) of $(3.0) million and $7.2 million for the third quarter and first nine months of 2021, respectively, and $(2.8) million and $6.9 million for the third quarter and first nine months of 2020, respectively, and $2.3 million of impairment charges related to long-lived assets for the third quarter and first nine months of 2020.

NON-GAAP SEGMENT RECONCILIATION

	Quarter Ended		Nine Months Ended
	October 2, 2021	September 26, 2020	October 2, 2021	September 26, 2020

Global components operating income, as reported	$385,353	$203,603	$1,001,772	$550,206
Intangible assets amortization expense	6,974	7,014	20,973	21,653
Impairments	—	—	4,482	—
Impact of wind down	—	(2,487)	—	(14,311)
AFS notes receivable recoveries	—	(233)	—	(956)
Global components non-GAAP operating income	$392,327	$207,897	$1,027,227	$556,592

Global ECS operating income, as reported	$76,793	$82,529	$235,251	$197,883
Intangible assets amortization expense	2,228	2,338	6,871	7,388
Impairments	—	—	—	4,918
Global ECS non-GAAP operating income	$79,021	$84,867	$242,122	$210,189

Contact:            Steven O’Brien,
            Vice President, Investor Relations
            303-824-4544

Media Contact:        John Hourigan,
            Vice President, Global Communications
            303-824-4586

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